Exhibit 99.2
Employers Holdings, Inc.
Third Quarter 2026
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2026	2025	% change	2026	2025	% change
Selected financial highlights:
Gross premiums written	$151.1	$183.9	(18)%	$495.4	$599.3	(17)%
Net premiums written	149.7	182.4	(18)	491.2	594.2	(17)
Net premiums earned	160.2	192.1	(17)	515.2	573.4	(10)
Net investment income	32.3	26.1	24	88.0	85.3	3
Net income (loss) excluding LPT(1)	10.3	(9.6)	(207)	46.8	29.6	58
Adjusted net income (loss)(1)	12.8	(25.5)	(150)	35.9	7.3	392
Net income (loss) before income taxes	14.5	(11.2)	(229)	61.9	41.6	49
Net income (loss)	11.6	(8.3)	(240)	50.8	34.2	49
Comprehensive (loss) income	(50.2)	8.3	(705)	(30.5)	80.1	(138)
Total assets				3,252.1	3,526.4	(8)
Stockholders' equity				785.6	1,039.2	(24)
Stockholders' equity including the Deferred Gain(2)				869.6	1,128.6	(23)
Adjusted stockholders' equity(2)				943.6	1,165.2	(19)
Trailing twelve months adjusted return on stockholders' equity(3)				4.8%	3.0%	60%
Amounts per share:
Cash dividends declared per share	$0.34	$0.32	6%	$1.00	$0.94	6%
Earnings (loss) per diluted share(4)	0.64	(0.36)	(278)	2.73	1.42	92
Earnings (loss) per diluted share excluding LPT(4)	0.57	(0.41)	(239)	2.51	1.23	104
Adjusted earnings (loss) per diluted share(4)	0.71	(1.10)	(165)	1.93	0.30	543
Book value per share(2)				44.66	45.76	(2)
Book value per share including the Deferred Gain(2)				49.44	49.70	(1)
Adjusted book value per share(2)				53.64	51.31	5
Combined ratio excluding LPT:(5)
Loss and loss adjustment expense ratio:
Current Year	72.2%	78.1%		71.9%	72.0%
Prior Year	(0.2)	19.7		(0.2)	6.8
Loss and loss adjustment expense ratio	72.0%	97.8%		71.7%	78.8%
Commission expense ratio	12.9%	12.0%		12.9%	12.6%
Underwriting expense ratio	24.3%	20.6%		23.2%	21.9%
Combined ratio excluding LPT	109.2%	130.4%		107.8%	113.3%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for description and calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 5 for details and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	September 30, 2026	December 31, 2025
ASSETS
Investments, cash and cash equivalents	$2,334.8	$2,498.8
Accrued investment income	15.1	15.5
Premiums receivable, net	317.7	335.4
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	380.6	391.6
Deferred policy acquisition costs	55.7	57.1
Deferred income tax asset, net	36.0	14.3
Other assets	112.2	123.9
Total assets	$3,252.1	$3,436.6

LIABILITIES
Unpaid losses and LAE	$1,733.3	$1,805.8
Unearned premiums	374.9	391.9
Commissions and premium taxes payable	53.5	59.9
Deferred Gain	84.0	88.0
Debt	125.0	35.0
Other liabilities	95.8	100.3
Total liabilities	$2,466.5	$2,480.9

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$431.5	$428.4
Retained earnings	1,485.8	1,453.8
Accumulated other comprehensive (loss) income	(74.0)	7.3
Treasury stock, at cost	(1,057.7)	(933.8)
Total stockholders’ equity	785.6	955.7
Total liabilities and stockholders’ equity	$3,252.1	$3,436.6

Stockholders' equity including the Deferred Gain(1)	$869.6	$1,043.7
Adjusted stockholders' equity(1)	943.6	1,036.4
Book value per share (1)	$44.66	$46.98
Book value per share including the Deferred Gain(1)	49.44	51.31
Adjusted book value per share(1)	53.64	50.95

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenues:
Net premiums earned	$160.2	$192.1	$515.2	$573.4
Net investment income	32.3	26.1	88.0	85.3
Net realized and unrealized (losses) gains on investments(1)	(3.2)	21.2	13.8	29.3
Other income (loss)	—	(0.1)	0.1	0.2
Total revenues	189.3	239.3	617.1	688.2
Expenses:
Losses and LAE incurred	114.0	186.6	365.5	447.4
Commission expense	20.6	23.0	66.5	72.1
Underwriting expenses	38.9	39.6	119.5	125.7
Interest and financing expenses	1.3	0.2	3.7	0.3
Other non-recurring expenses	—	1.1	—	1.1
Total expenses	174.8	250.5	555.2	646.6
Net income (loss) before income taxes	14.5	(11.2)	61.9	41.6
Income tax expense (benefit)	2.9	(2.9)	11.1	7.4
Net income (loss)	11.6	(8.3)	50.8	34.2
Unrealized AFS investment (losses) gains arising during the period, net of tax(2)	(61.8)	14.6	(82.1)	43.1
Reclassification adjustment for net realized AFS investment losses in net income, net of tax(2)	—	2.0	0.8	2.8
Total comprehensive (loss) income	$(50.2)	$8.3	$(30.5)	$80.1
Net income (loss)	$11.6	$(8.3)	$50.8	$34.2
Amortization of the Deferred Gain	(1.3)	(1.3)	(4.0)	(4.6)
Net income (loss) excluding LPT Agreement(3)	10.3	(9.6)	46.8	29.6
Net realized and unrealized losses (gains) on investments	3.2	(21.2)	(13.8)	(29.3)
Other non-recurring expenses	—	1.1	—	1.1
Income tax (benefit) expense related to items excluded from Net income	(0.7)	4.2	2.9	5.9
Adjusted net income (loss)	$12.8	$(25.5)	$35.9	$7.3

(1) Includes unrealized (losses) gains on equity securities and other investments of $(4.3) million and $20.7 million for the three months ended September 30, 2026 and 2025, respectively and $(5.8) million and $28.6 million for the nine months ended September 30, 2026 and 2025, respectively.

(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2026	2025	2026	2025

Net income (loss)	A	$11.6	$(8.3)	$50.8	$34.2
Impact of the LPT Agreement		(1.3)	(1.3)	(4.0)	(4.6)
Net realized and unrealized losses (gains) on investments		3.2	(21.2)	(13.8)	(29.3)
Income tax (benefit) expense related to items excluded from Net income		(0.7)	4.2	2.9	5.9
Adjusted net income (loss)(1)	B	12.8	(25.5)	35.9	7.3

Stockholders' equity - end of period		$785.6	$1,039.2	$785.6	$1,039.2
Stockholders' equity - beginning of period		858.8	1,083.1	955.7	1,068.7
Average stockholders' equity	C	822.2	1,061.2	870.7	1,054.0

Stockholders' equity - end of period		$785.6	$1,039.2	$785.6	$1,039.2
Deferred Gain - end of period		84.0	89.4	84.0	89.4
Accumulated other comprehensive loss - end of period		93.6	46.4	93.6	46.4
Income taxes related to accumulated other comprehensive loss - end of period		(19.6)	(9.8)	(19.6)	(9.8)
Adjusted stockholders' equity - end of period		943.6	1,165.2	943.6	1,165.2
Adjusted stockholders' equity - beginning of period		956.3	1,227.0	1,036.4	1,245.2
Average adjusted stockholders' equity(1)	D	950.0	1,196.1	990.0	1,205.2

Return on stockholders' equity	A / C	1.4%	(0.8)%	5.8%	3.2%
Trailing twelve months return on stockholders' equity		—	—	3.0	5.9

Adjusted return on stockholders' equity(1)	B / D	1.3%	(2.1)%	3.6%	0.6%
Trailing twelve months adjusted return on stockholders' equity(1)		—	—	4.8	3.0

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2026	2025	2026	2025

Net premiums earned	A	$160.2	$192.1	$515.2	$573.4
Losses and LAE incurred	B	114.0	186.6	365.5	447.4
Amortization of the Deferred Gain		1.3	1.3	4.0	4.6
Losses and LAE excluding LPT(1)	C	$115.3	$187.9	369.5	452.0
Prior year loss reserve development		(0.3)	37.8	(0.7)	39.4
Losses and LAE excluding LPT - current accident year	D	$115.6	$150.1	$370.2	$412.6
Commission expense	E	$20.6	$23.0	$66.5	$72.1
Underwriting expenses	F	$38.9	$39.6	$119.5	$125.7
GAAP combined ratio:
Loss and LAE ratio	B/A	71.2%	97.1%	70.9%	78.0%
Commission expense ratio	E/A	12.9	12.0	12.9	12.6
Underwriting expense ratio	F/A	24.3	20.6	23.2	21.9
GAAP combined ratio		108.4%	129.7%	107.0%	112.5%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	72.0%	97.8%	71.7%	78.8%
Commission expense ratio	E/A	12.9	12.0	12.9	12.6
Underwriting expense ratio	F/A	24.3	20.6	23.2	21.9
Combined ratio excluding LPT		109.2%	130.4%	107.8%	113.3%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	72.2%	78.1%	71.9%	72.0%
Commission expense ratio	E/A	12.9	12.0	12.9	12.6
Underwriting expense ratio	F/A	24.3	20.6	23.2	21.9
Combined ratio excluding LPT: current accident year		109.4%	110.7%	108.0%	106.5%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025

Unpaid losses and LAE at beginning of period	$1,775.2	$1,786.8	$1,805.8	$1,808.2
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	380.1	401.0	386.5	412.4
Net unpaid losses and LAE at beginning of period	1,395.1	1,385.8	1,419.3	1,395.8
Losses and LAE incurred:
Current year losses	115.6	150.1	370.2	412.6
Prior year losses on voluntary business	—	38.2	—	38.9
Prior year losses on involuntary business	(0.3)	(0.4)	(0.7)	0.5
Total losses incurred	115.3	187.9	369.5	452.0
Losses and LAE paid:
Current year losses	44.1	38.0	74.7	72.0
Prior year losses	107.8	105.9	355.6	346.0
Total paid losses	151.9	143.9	430.3	418.0
Net unpaid losses and LAE at end of period	1,358.5	1,429.8	1,358.5	1,429.8
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	374.8	392.7	374.8	392.7
Unpaid losses and LAE at end of period	$1,733.3	$1,822.5	$1,733.3	$1,822.5
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $1.3 million for each of the three months ended September 30, 2026 and 2025, and $4.0 million and $4.6 million for the nine months ended September 30, 2026 and 2025, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	September 30, 2026				December 31, 2025
Investment Positions:	Cost or Amortized Cost(1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,068.9	$(93.6)	$1,974.3	85%	$2,040.7	82%
Equity securities	97.6	84.7	182.3	8	191.5	8
Short-term investments	13.2	—	13.2	1	10.1	—
Other invested assets	75.0	14.1	89.1	4	96.5	4
Cash and cash equivalents	75.7	—	75.7	3	159.8	6
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,330.6	$5.2	$2,334.8	100%	$2,498.8	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$80.9	$(4.2)	$76.7	4%	$80.1	4%
States and municipalities	154.8	(6.8)	148.0	7	159.9	8
Corporate securities	710.3	(40.1)	670.0	34	655.3	32
Mortgage-backed securities	772.0	(38.5)	733.5	37	831.8	41
Asset-backed securities	175.0	(3.1)	171.9	9	163.1	8
Collateralized loan obligations	2.5	—	2.5	—	12.5	1
Bank loans and other	173.4	(0.9)	171.7	9	138.0	7
Total fixed maturity securities	$2,068.9	$(93.6)	$1,974.3	100%	$2,040.7	100%

Weighted average book yield	4.9%	4.9%
Average credit quality (S&P)	A+	A+
Modified duration(2)	4.3	4.1
(1) Amortized cost excludes allowance for current expected credit losses of $1.0 million
(2) Modified duration is measured by the sensitivity to changes in interest rates

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		September 30, 2026	June 30, 2026	December 31, 2025	September 30, 2025
Numerators:
Stockholders' equity	A	$785.6	$858.8	$955.7	$1,039.2
Plus: Deferred Gain		84.0	85.3	88.0	89.4
Stockholders' equity including the Deferred Gain(1)	B	869.6	944.1	1,043.7	1,128.6
Accumulated other comprehensive loss (income)		93.6	15.5	(9.3)	46.4
Income taxes related to accumulated other comprehensive (loss) income		(19.6)	(3.3)	2.0	(9.8)
Adjusted stockholders' equity(1)	C	$943.6	$956.3	$1,036.4	$1,165.2

Denominator (shares outstanding)	D	17,590,493	17,954,305	20,342,135	22,709,604

Book value per share(1)	A / D	$44.66	$47.83	$46.98	$45.76
Book value per share including the Deferred Gain(1)	B / D	49.44	52.58	51.31	49.70
Adjusted book value per share(1)	C / D	53.64	53.26	50.95	51.31

Year-over-year change in:(2)
Book value per share		0.5%	7.7%	10.8%	6.3%
Book value per share including the Deferred Gain		2.1	9.0	11.0	6.1
Adjusted book value per share		7.1	5.6	3.0	5.5

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the twelve month change in book value per share after taking into account dividends declared of $1.32, $1.30, $1.26, and $1.24 for the twelve month periods ended September 30, 2026, June 30, 2026, December 31, 2025, and September 30, 2025, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2026	2025	2026	2025
Numerators:
Net income (loss)	A	$11.6	$(8.3)	$50.8	$34.2
Impact of the LPT Agreement		(1.3)	(1.3)	(4.0)	(4.6)
Net income (loss) excluding LPT(1)	B	10.3	(9.6)	46.8	29.6
Net realized and unrealized losses (gains) on investments		3.2	(21.2)	(13.8)	(29.3)
Income tax (benefit) expense related to items excluded from Net income		(0.7)	4.2	2.9	5.9
Adjusted net income (loss)(1)	C	$12.8	$(25.5)	$35.9	$7.3

Denominators:
Average common shares outstanding (basic)	D	17,899,547	23,247,221	18,473,508	23,879,686
Average common shares outstanding (diluted)	E	18,061,623	23,351,319	18,613,733	24,027,153

Earnings (loss) per share:
Basic	A / D	$0.65	$(0.36)	$2.75	$1.43
Diluted	A / E	0.64	(0.36)	2.73	1.42

Earnings (loss) per share excluding LPT:(1)
Basic	B / D	$0.58	$(0.41)	$2.53	$1.24
Diluted	B / E	0.57	(0.41)	2.51	1.23

Adjusted earnings (loss) per share:(1)
Basic	C / D	$0.72	$(1.10)	$1.94	$0.31
Diluted	C / E	0.71	(1.10)	1.93	0.30

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that no longer provides any ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to the contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which was amortized through June 30, 2024, the date of its final determination. Amortization is reflected in losses and LAE incurred.
Adjusted net income (loss) (see Page 3 for calculations) is net income (loss) excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measure is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 8 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (loss) (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income (loss) excluding LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.